INCOME TAXES	12 Months Ended
Jul. 31, 2016
INCOME TAXES [Text Block]
9.	INCOME TAXES

As of July 31, 2016, the Company had no accrued interest and penalties related to uncertain tax positions. The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income tax rates of 34% to pre-tax income from continuing operations for the years ended July 31, 2016 and 2015 is noted below. As management cannot determine that is more likely than not that the Company will realize the benefit of the net deferred tax asset, a valuation allowance equal to the net deferred tax asset has been recorded.

A reconciliation of income taxes (recovery) at statutory rates with the reported taxes is as follows:

	2016	2015

Loss before income taxes	$(633,466)	$(132,733)

Expected income tax (recovery) at statutory tax rates	$(215,000)	$(45,000)
Permanent differences	186,000	(4,000)
Valuation allowance	29,000	49,000

Income tax recovery	$-	$-

Significant components of deferred tax assets (liabilities) that have not been included on the Company’s balance sheet are as follows:

	2016	2015

Deferred tax assets (liabilities):
Mineral properties	$(72,000)	$-
Net operating loss carry-forwards	632,000	476,000

Unrecognized deferred tax assets	$560,000	$476,000

The Company has approximately $1,859,000 in net operating losses which may be carried forward and applied against taxable income in future years. Net operating loss carry-forwards, if not utilized, start to expire in 2027. The benefits of these losses and other tax assets have not been recognized in these financial statements.

Tax attributes are subject to review and potential adjustments by tax authorities.